Exhibit 99.1



Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

ALWAYS OUR BEST

Forward Looking Statement Disclaimer

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to expectations regarding future financial performance and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic and financial market conditions; the effect of changes in banking, tax and other laws and regulations and interpretations or guidance thereunder; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the company's market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; accounting principles, policies, and guidelines; and other factors identified in Item 1A, "Risk Factors," in our Annual Report on 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States ("GAAP"), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulations, including Regulation S-X, and may be adjusted and presented differently in filings with the SEC. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures are subject to significant inherent limitations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. Please refer to the definitions and calculations of these terms and reconciliations to the most directly comparable GAAP measures included later in this presentation.

Market Data

This presentation includes market, industry and economic data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying economic and other assumptions relied upon by such sources. The Company believes that its market, industry, and economic data is accurate and that its estimates and assumptions are reasonable, but there can be no assurance as to the accuracy or completeness thereof.

Our Values

Smart
Clever minds create change.

Young-at-Heart
We surprise and delight.

Inspired
Extraordinary passion drives us.

Energetic
This is contagious.

Skyline

Kind
We're never wrong by doing right.

Local
We're from here. We own it.

Nonconforming
We don't do mediocre or status quo.

Highlights and History

Highlights:

GROWING COMMUNITY BANK

as of June 30, 2025

Assets: **$1.28 billion**

Loans: **$1.03 billion**

Deposits: **$1.14 billion**

Network: **28 branches**

2 Ipo's

TICKER: **SLBK** (OTC QX)

MARKET CAP: **$87.8 million** as of August 11, 2025

#1 deposit share IN HOME COUNTIES OF GRAYSON AND FLOYD, VIRGINIA

History:

1900	1916	1955	2015	2016	2017	2018	2024
The Bank of Grayson opens for business	National charter granted and name changes to Grayson County National Bank	Bank becomes The Grayson National Bank	Parkway Acquisition Corp. formed	Strategic merger with The Bank of Floyd	Combined company rebranded as Skyline National Bank	Acquisition of Great State Bank in Wilkesboro, NC	Acquisition of Johnson County Bank in Mountain City, TN

Demonstrated History of Successful Expansion



TOTAL ASSETS
(in thousands)
November, 2015
Parkway Acquisition Corp formed
July 1, 2016
Grayson National Bank/ Bank of Floyd merger
March 17, 2017
Name changed to Skyline National Bank
April 19, 2018
West Jefferson branch opened
July 1, 2018
Merger with Great State Bank
December 2, 2019
Mocksville branch opened
March 16, 2020
Lenoir branch opened
July 6, 2020
Hudson and Hickory Mountain View branches opened
2020-2021
Recognized in Forbes magazine for PPP program that originated over 2,900 loans for over $128 million
February 9, 2022
Hickory Viewmont branch opened
May 25, 2022
Christiansburg branch relocated
June 23, 2023
Blacksburg branch opened
July 27, 2023
Meadows of Dan branch opened
April 17, 2024
Announced merger with Johnson County Bank
2025
Integration with Johnson County Bank completed
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$331,760
$558,856
$547,961
$680,284
$706,290
$855,387
$995,848
$997,734
$1,045,843
$1,217,599
$1,282,848
15.3% CAGR
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Q2

RAYMOND JAMES Source: S&P Capital IQ Pro

Markets Served

Current Markets

Roanoke / Blacksburg / NRV

- Healthcare – Carillion Clinic, Lewis Gale Hospitals
- Education – Virginia Tech, Radford University, Roanoke College
- Industry – Ballast Point, Northfolk Southern, Volvo, PepsiCo

Boone / Wilkes / Yadkin / Ashe

- Healthcare – Appalachian Regional Healthcare System
- Education – Appalachian State University
- Industry – Tyson, Lowes, GE Aviation, Unifi, Lydall

Independence / Floyd

- #1 Deposit share in home counties
- Largely a small business and retail market
- Provide a rural, low-cost deposit base

Hickory

- Healthcare – Catawba Valley Healthcare / Frye Regional
- Education – Lenoir Rhyne University
- Industry – Apple & Google data centers, MDI, CommScope

Future Market Potential

Statesville/Mooresville (LPO – Mooresville 2/2023)

- Healthcare – Davis Regional / Lake Norman Regional
- Education – Davidson College, UNC Charlotte
- Industry – Lowe's Companies, Inc., NGK Ceramics

Winston-Salem

- Healthcare – Novant Health / Atrium Health Wake Forest Baptist
- Education – Wake Forest University, Winston Salem State
- Industry – Lowe's Foods, Hanesbrands Inc., Reynolds American

Abingdon/Bristol (LPO – Abingdon 8/2023)

- Healthcare – Bristol Regional Medical Center, Johnston Memorial Hospital
- Education – King College, Virginia Highlands, ETSU
- Industry – K-VA-T (Food City), Eastman Chemical Company

Tennessee

- Attractive demographics
- Greater number of potential target banks



ROANOKE
Salem
Cave Spring
Blacksburg
Fairlawn
Christiansburg
Wytheville
Floyd
Willis
Hillsville
Meadows of Dan
TRI-CITIES
Abingdon
Troutdale
Elk Creek
Galax
Whitetop
Independence
TENNESSEE
VIRGINIA
NORTH CAROLINA
Sparta
Mountain City
West Jefferson
Boone
Wilkesboro
Yadkinville
WINSTON-SALEM
Lenoir
Hudson
Mocksville
Hickory
Mooresville
CHARLOTTE
NORTH CAROLINA
SOUTH CAROLINA
N

Investment Rationale

UNRECOGNIZED VALUE – 8/11/25 price of $17.14/sh is less than 6.5x annualized Q2, '25 EPS

IMPROVED SCALE AND GEOGRAPHY

- 2016 MOE – Roanoke and New River Valleys
- 2018 Acquisition – Increased NC presence
- 2024 Acquisition – Established TN presence

ORGANIC GROWTH OPPORTUNITIES in existing and contiguous markets - Q2, '25 annualized growth of ~10%

GROWTH POTENTIAL for "True" community bank:

- Large banks exiting markets (Wells Fargo, Bank of America, Truist)
- Consolidation of local community banks into larger regional banks (Surrey Bank, First Community, American National, Atlantic Union, Aquesta, Union, and FNB of PA)

STRONG FINANCIAL PERFORMANCE

SOUND ASSET QUALITY – diverse loan portfolio

LOW-COST CORE DEPOSIT BASE – strong NIM

CURRENT SHARES OUTSTANDING: 5,651,704 at 6/30/2025

SHARE REPURCHASE PROGRAM

- Over 12% outstanding shares (708,971) repurchased over the past five years

CURRENT PRICE: $17.14 (as of 8/11/2025)

TBV: $15.32 (as of 6/30/2025)

PRICE/TBV: 111.9%

SHAREHOLDER BASE:

- @1,241 registered holders
- Largely retail
- 2 of top 5 shareholders are represented on the board

PROVEN MANAGEMENT TEAM:

- Depth with built-in succession
- M&A experience – 3 deals in recent years, most recent closed in Q3, '24

Trading at a Substantial Discount to Peers



Price / Most Recent Quarter Annualized After-Tax Pre-Provision Earnings Per Share: SLBK vs Peers
14.9
12.8
12.0
11.0
10.4
10.2
9.8
8.1
7.9
7.5
7.3
7.3
7.0
6.9
6.8
6.5
6.5
6.1
6.0
5.9
5.7
5.7
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
SLBK
Peer 20
Peer 21

Source: S&P Capital IQ Pro
Note: Peers include publicly traded banks headquartered in VA, NC or TN with assets between $750M and $2B. Assumes 21% tax rate for comparison purposes.

Strong and Improving Financial Performance

Earnings Per Share



$2.72
18% CAGR
$0.58
2015
Q2 2025 Annualized

Efficiency Ratio (%)



85.9%
2,300+ bps improvement
62.8%
2015
Q2 2025 Annualized

Core Return on Average Assets (%)



1.20%
~3x increase
0.38%
2015
Q2 2025 Annualized

Return on Average Tangible Common Equity (%)



18.9%
~6x increase
3.2%
2015
Q2 2025 Annualized

Source: S&P Capital IQ

Dominant Deposit Market Share in Core Markets

County	State	Market Rank	Branches in Market	Deposits in Market ($M)	Deposit Market Share	% of Franchise
Floyd	VA	1	2	$156	51.8%	14.5%
Grayson	VA	1	5	144	76.2%	13.4%
Carroll	VA	2	2	133	33.0%	12.3%
Johnson	TN	2	1	127	37.1%	11.8%
Wilkes	NC	6	1	67	7.7%	6.2%
Galax (City)	VA	4	1	59	13.6%	5.5%
Yadkin	NC	5	1	58	10.7%	5.4%
Alleghany	NC	4	1	52	19.4%	4.8%
Montgomery	VA	9	2	42	1.4%	3.9%
Wythe	VA	9	1	36	4.3%	3.3%
Caldwell	NC	6	2	34	3.6%	3.1%
Davie	NC	5	1	28	4.8%	2.6%
Roanoke	VA	9	1	28	1.0%	2.6%
Ashe	NC	5	1	25	3.5%	2.3%
Catawba	NC	10	2	20	0.5%	1.9%
Watauga	NC	12	1	20	1.4%	1.9%
Roanoke (City)	VA	8	1	19	0.6%	1.8%
Patrick	VA	5	1	16	5.1%	1.5%
Pulaski	VA	7	1	12	2.3%	1.1%
Total / Wtd. Avg.		**4**	**28**	**$1,075**	**29.6%**	**100.0%**

#1 rank in counties representing ~30% of total deposits

Top 2 rank in counties representing ~50% of total deposits

> 50% market share in top 2 deposit markets (Floyd and Grayson Counties)

Source: S&P Capital IQ; FDIC Summary of Deposits Survey for June 30, 2024

Resilient, Low-Cost Funding Base


Skyline National Bank Cost of Interest-Bearing Deposits vs Fed Funds Rate
4.33
1.78
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25
Cost of IB Deposits
Fed Funds

Source: S&P Capital IQ

New Markets are Target Rich

Number of Banks with $100M - $1B in Assets


Legacy Markets: 37 banks
23
14
77
VA
NC
TN

Source: S&P Capital IQ

- Skyline entered the attractive eastern Tennessee market through its acquisition of Johnson County Bank in September 2024
- Johnson County Bank added ~$154M in assets and an attractive, low-cost deposit franchise
- Tennessee has ~2x the number of banks between $100M and $1B in assets as Virginia and North Carolina combined
- We actively call on potential merger partners in both our legacy and new markets and have positioned ourselves as a partner of choice in these markets
- We will continue to be disciplined in our M&A approach, favoring acquisitions of banks with compatible cultures and on appropriate terms

New Markets Have Attractive Demographics

2025-2030 Projected Population CAGR


4.96%
0.79%
Legacy Franchise
State of Tennessee

Median Household Income


$69,684
$57,830
Legacy Franchise
State of Tennessee

Source: S&P Capital IQ
Note: Legacy Franchise is a deposit weighted average.

Financial Information



Skyline National Bank

ALWAYS OUR BEST

Condensed Balance Sheets

- Investment securities at 6/30/2025
  - > No HTM securities
  - > Modified duration 5.6
  - > @ $49.9 million with average maturity of 3.5 years
- Strong Q2 2025 annualized growth:
  - > Assets 10.05%
  - > Core Loans 10.95%
  - > Deposits 9.22%
- Loan-to-deposit ratio of 89% (as of 6/30/2025)
- High percentage of noninterest-bearing deposits 31% (as of 6/30/2025)
- Uninsured deposits ratio of 32% as of 6/30/2025
- No brokered deposits
- Off-balance sheet liquidity
  - > Unsecured FF lines of $73 million
  - > FHLB credit availability of $276.8 million

(in thousands, except per share data)	June 30, 2025	March 31, 2025	December 31, 2024	June 30, 2024
Assets				
Cash and Cash Equivalents	$ 44,674	$ 37,884	$ 19,451	$ 30,456
Investment Securities	119,599	123,476	122,321	124,066
Loans, net	1,019,159	992,172	976,432	826,744
Core Deposit Intangible	3,395	3,603	3,815	758
Goodwill	7,900	7,900	7,900	3,257
Other Assets	88,121	86,463	87,680	79,147
Total Assets	$ 1,282,848	$ 1,251,498	$ 1,217,599	$ 1,064,428
Liabilities				
Deposits	$ 1,139,999	$ 1,114,387	$ 1,092,203	$ 948,107
Borrowings	37,500	37,026	29,254	25,000
Other Liabilities	7,497	7,164	7,474	6,812
Total Liabilities	1,184,996	1,158,577	1,128,931	979,919
Stockholder's Equity	97,852	92,921	88,668	84,509
Total Liabilities and Equity	$ 1,282,848	$ 1,251,498	$ 1,217,599	$ 1,064,428
Book Value Per Common Share	$ 17.31	$ 16.44	$ 15.69	$ 15.01
Tangible Book Value Per Common Share (1)	$ 15.32	$ 14.41	$ 13.62	$ 14.30
Net Loan-to-Deposit Ratio (%)	89.40	89.03	89.40	87.20

(1) Non-GAAP Financial Measure -- See Reconciliation of Non-GAAP Financial Measures in Appendix

Condensed Income Statements


Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
3.68%
3.76%
3.82%
4.15%
4.27%
2022
2023
2024
Q1 2025
Q2 2025


Efficiency Ratio
75.00%
70.00%
65.00%
67.53%
67.22%
71.75%
72.42%
64.88%
2021
2022
2023
2024(1)
YTD 2025

(in thousands, except per share data)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Interest Income	$ 16,264	$ 12,400	$ 31,748	$ 24,386
Interest Expense	3,804	3,297	7,565	6,416
Provision for Credit Losses	284	71	462	164
Noninterest Income	1,901	1,670	3,687	3,369
Noninterest Expense	9,220	8,382	18,083	16,358
Net Income Before Taxes	4,857	2,320	9,325	4,817
Income Taxes	1,056	506	1,951	952
Net Income	$ 3,801	$ 1,814	$ 7,374	$ 3,865
Earnings Per Share	$ 0.68	$ 0.33	$ 1.32	$ 0.70
Dividend Payout Ratio (%)	n/a	n/a	19.16	32.86
Profitability Ratios (%) - As Reported				
Net Interest Margin (%)	4.27	3.72	4.21	3.68
ROAA (%)	1.21	0.69	1.19	0.74
ROAE (%)	16.01	8.81	15.93	9.38
Efficency Ratio (%)	64.20	74.49 (1)	64.88	74.98 (1)

(1) Non-GAAP Financial Measure -- See Reconciliation of Non-GAAP Financial Measures in Appendix

Loan Portfolio

Data as of June 30, 2025

Diverse portfolio – by loan type, industry, and geography

87% adjustable/variable - 13% fixed

Weighted average yield of 5.99%

Granular small business and retail portfolio:

- Average balance 1-4 family RE is $107,928
- Average balance CRE loans is $383,720
- Locally focused lenders
- Participations limited by policy (approximately 1.6% of total portfolio)
- Multi-family includes student housing at Virginia Tech, Radford University, and Appalachian State University

Commercial Real Estate (29% of portfolio):

- 43% of CRE portfolio is Owner Occupied



Farmland
2%
C&I
6%
Other
2%
C&D
7%
CRE
29%
1-4 Family
45%
Multi-family
9%

Commercial Real Estate

Data as of June 30, 2025

Office includes, but not limited to:

- Professional Services
- Personal Services
- Offices of Real Estate Agents and Brokers
- Property Managers
- Insurance Agencies
- Investment Services and Portfolio Management
- Child Care Services
- Motor Vehicle Dealers and Parts

Other includes, but not limited to:

- Church
- Mobile Home Park
- Assisted Living
- Car Wash
- Recreational
- Undeveloped Land


Office
18%
Hotel/Motel
20%
Medical Office
8%
Mfg/whse/office
Combo
6%
Warehouse
6%
Retail Center
4%
Retail
Standalone
6%
Mini
Storage
5%
General
Industrial
6%
Restaurant
5%
Other
16%

Deposit Portfolio

Data as of June 30, 2025

Geographic diversity – Individual market pricing potential

Cost of funds Q2: 131 bps

Core deposits to total deposits: 89%

Core deposits to total assets: 79%
(FDIC peer group average 73%)

Noninterest-bearing deposits: 31%

Average annual net DDA growth in excess of 2,200 accounts over the past 30 months

No brokered deposits or internet-based funding

Top 20 deposit relationships

- $93.1 million at 6/30/25



Time Deposits
> $250K
11%
Time Deposits
< $250K
21%
Noninterest DDAs
31%
Savings
15%
Money Market
8%
Interest-bearing DDAs
14%

Skyline Family – Overview

Culture

- "Always our Best"

Corporate Governance

- 15 Directors with annual terms
- Independent Chair & Vice-Chair
- 7 Committees

Management Team

- Market knowledge
- Complimentary skills in core functions
- Depth with built-in succession
- M&A experience – 3 deals closed successfully

Investing in the future

- Nine graduates from the Virginia Bankers School of Bank Management (two top bankers in their class and one tied for second place in their class) with four currently enrolled
- Four graduates from the Graduate School of Banking at Louisiana State University with one currently enrolled
- One graduate from the Graduate School of Banking at University of Wisconsin
- Twelve participants in our summer intern program are now full-time employees
- Since inception, our employee-funded "Kindness Fund" has put over $150,000 back in the hands of co-workers facing hardships



Skyline Family – Leadership

NAME	POSITION	EDUCATION	AGE	EXPERIENCE
Thomas Jackson	Chairman of the Board	Hampden Sydney College,College of William and Mary, J.D.	68	23
David McNeill	Vice-Chairman of the Board	University of North Carolina - Chapel Hill	69	12
Blake Edwards	Chief Executive Officer	Radford University	60	34
Lori Vaught	Chief Financial Officer	Radford University	52	30
Beth Worrell	Chief Risk Officer	Emory and Henry College	51	29
Rodney Halsey	Chief Operations Officer	Appalachian State University	56	33
Jonathan Kruckow	VA State President	Virginia Tech	41	19
Milo Cockerham	Chief Retail Banking Officer	Emory and Henry College	38	16
Ron Pearson	NC State President	Appalachian State University, Wake Forest University	75	53
Matt Martin	Chief Credit Officer	Virginia Tech	52	28

Moving Forward


Downtown Hickory, NC

Quality

Growth

- Organic
- LPOs
- Branch expansion
- Small bank acquisition

Performance

Always Our Best

APPENDIX

Skyline National Bank

ALWAYS OUR BEST

Selected Public Peer Group

CRITERIA
HEADQUARTERS: Virginia, North Carolina & Tennessee
TOTAL ASSETS: $750M – $2.0B

HIGHLIGHTS
LTM ROAA: 0.27% – 1.83%
LTM ROAE: 3.9% – 20.4%

	Bank Overview						Financial and Perfomance Figures						Trading Data									
	Company Name	State	Ticker	HQ City	# of Branches	Total Assets ($MM)	NPAs / Assets (%)	TCE Ratio (%)	LTM ROAA (%)	LTM ROAE (%)	LTM NIM (%)	Effncy Ratio (%)	8/14/2025 Price ($)	High ($)	Low ($)	Market Cap. ($MM)	ADV (Shares)	LTM EPS (x)	2026E EPS (x)	TBV (%)	Mkt Cap / Assets (%)	Div Yield (%)
1	National Bankshares Inc.	VA	NKSH	Blacksburg	28	1,806,610	0.12	8.71	0.62	7.0	2.37	66	28.63	32.89	23.75	182.1	15,615	16.2	10.2	116.6	10.1	5.06
2	Mountain Commerce Bancorp Inc.	TN	MCBI	Knoxville	7	1,805,671	0.79	7.66	0.57	7.5	2.27	63	19.71	21.99	19.02	125.5	5,606	12.2	-	90.7	6.9	1.40
3	First Farmers Merchants Corp.	TN	FFMH	Columbia	22	1,745,297	0.08	8.46	0.97	12.5	2.88	65	43.87	43.87	33.41	175.4	840	9.9	-	119.3	10.0	2.46
4	Citizens Bancorp Invt Inc.	TN	CBTN	Lafayette	20	1,701,317	0.32	7.97	1.03	12.0	3.28	60	28.55	31.00	21.76	168.5	236	9.8	-	125.6	9.9	2.64
5	Peoples Bancorp of NC Inc.	NC	PEBK	Newton	17	1,693,845	0.28	8.50	1.02	12.9	3.45	73	30.26	33.31	23.74	160.6	8,501	9.7	-	114.7	9.5	2.59
6	Virginia National Bkshs Corp.	VA	VABK	Charlottesville	13	1,634,922	0.16	9.84	1.11	10.9	3.28	59	39.90	44.00	33.66	215.1	5,770	12.1	-	134.6	13.2	3.63
7	Chesapeake Financial Shares	VA	CPKF	Kilmarnock	21	1,634,601	0.27	6.74	0.27	3.9	3.36	79	21.79	22.10	17.60	101.7	3,003	23.7	7.6	93.2	6.2	2.91
8	Chain Bridge Bancorp Inc.	VA	CBNA	McLean	1	1,445,127	0.00	10.86	1.48	15.8	3.53	53	27.30	27.97	20.01	179.1	21,601	7.2	7.8	114.1	12.4	NA
9	PB Financial Corporation	NC	PBNC	Rocky Mount	11	1,401,591	0.06	9.03	1.48	14.6	3.84	44	50.01	50.50	40.38	148.9	483	8.2	-	118.8	10.6	4.72
10	F & M Bank Corp.	VA	FMBM	Timberville	16	1,311,924	0.58	7.00	0.64	9.5	3.07	74	23.29	25.05	17.76	83.0	2,961	9.7	-	90.7	6.3	4.43
11	Benchmark Bankshares Inc.	VA	BMBN	Kenbridge	18	1,284,331	0.08	8.86	1.42	15.9	4.44	62	30.99	34.93	19.76	137.9	478	8.0	-	121.7	10.7	2.93
12	Truxton Corporation	TN	TRUX	Nashville	1	1,256,724	0.00	8.18	1.83	20.4	2.78	50	81.31	84.50	64.76	233.9	677	11.8	-	227.4	18.6	2.47
13	Uwharrie Capital Corp	NC	UWHR	Albemarle	11	1,169,754	0.03	4.68	0.93	17.8	3.37	70	9.35	10.16	7.50	65.6	581	6.6	-	119.8	5.6	NA
14	Freedom Finl Holdings Inc.	VA	FDVA	Fairfax	5	1,072,082	0.99	7.85	0.39	5.2	2.60	79	11.90	11.90	9.60	83.3	807	19.8	-	99.1	7.8	NA
15	Pinnacle Bankshares Corp.	VA	PPBN	Altavista	20	1,040,560	0.08	7.99	0.96	12.5	3.87	74	35.57	35.57	28.62	79.2	921	8.0	-	95.3	7.6	3.04
16	Studio Finl Holdings Inc.	TN	STBK	Nashville	2	1,020,801	0.54	7.40	0.82	9.1	2.91	72	11.06	12.38	8.66	68.4	1,483	8.0	-	90.6	6.7	NA
17	Bank of the James Finl Grp Inc	VA	BOTJ	Lynchburg	21	1,004,242	0.18	6.34	0.71	10.9	3.25	79	14.19	17.05	11.56	64.5	5,659	8.9	-	102.0	6.4	2.85
18	InsCorp Inc.	TN	IBTN	Nashville	2	947,374	0.55	8.02	0.84	10.0	3.06	63	24.77	25.85	22.56	73.5	792	9.5	-	96.8	7.8	1.78
19	New Peoples Bankshares Inc	VA	NWPP	Honaker	19	892,930	0.40	8.38	1.05	12.9	3.63	71	3.06	3.55	2.56	72.2	697	7.8	-	96.5	8.1	2.61
20	Bank of Botetourt	VA	BORT	Buchanan	14	886,260	0.07	9.16	1.08	11.0	3.56	63	36.99	37.00	30.50	72.7	442	8.4	-	89.6	8.2	2.43
21	Paragon Finl Solutions Inc.	TN	PGNN	Memphis	8	873,038	0.26	7.07	0.73	10.3	3.78	76	12.00	12.50	8.10	54.6	750	9.0	-	88.0	6.2	NA
22	Oak View Bankshares	VA	OAKV	Warrenton	4	773,042	0.00	6.14	0.90	15.4	2.90	63	13.65	16.00	13.00	47.6	897	6.7	-	100.2	6.2	1.98
	Skyline Bankshares	**VA**	**SLBK**	**Floyd**	**30**(1)	**1,282,848**(1)	**0.16**	**6.81**	**0.90**	**12.1**	**4.08**	**66**	**17.00**	**17.50**	**11.02**	**96.1**	**2,838**	**8.7**	-	**111.0**	**7.5**	**2.92**
	Skyline Q2 '25 Annualized						**0.16**	**6.81**	**1.20**	**15.9**	**4.27**	**63**						**6.3**				
	Selected Peer Group Median					1,270,528	0.17	8.01	0.94	11.5	3.28	66						9.3	7.8	101.1	7.9	2.64
	Selected Peer Group Mean					1,291,002	0.27	7.95	0.95	11.7	3.25	66						10.5	8.5	111.2	8.9	2.94

Note 1: Financial data as of or for the most recent period ended; bank level data used where consolidated data unavailable; market data as of August 14, 2025

Note 2: Analysis excludes merger targets

Source: S&P Capital IQ Pro

Reconciliation of Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and understanding the Company's financial condition, capital position and financial results. Non-GAAP financial measures are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions. The non-GAAP financial measure presented in this document includes tangible book value per share, and the efficiency ratio adjusted for merger-related costs. The following tables present calculations underlying the non-GAAP financial measures.

(dollars in thousands except share amounts)	June 30, 2025	March 31, 2025	December 31, 2024	June 30, 2024
Tangible Common Equity				
Total Stockholders' Equity (GAAP)	$ 97,852	$ 92,921	$ 88,668	$ 84,509
Less: Goodwill	(7,900)	(7,900)	(7,900)	(3,257)
Less: Core Deposit Intangible	(3,395)	(3,603)	(3,815)	(758)
Tangible Common Equity (Non-GAAP)	$ 86,557	$ 81,418	$ 76,953	$ 80,494
Common Stock Shares Outstanding	5,651,704	5,651,704	5,651,704	5,629,204
Book Value Per Share (GAAP)	$ 17.31	$ 16.44	$ 15.69	$ 15.01
Tangible Book Value Per Share (Non-GAAP)	$ 15.32	$ 14.41	$ 13.62	$ 14.30

(dollars in thousands)	Three Months Ended June 30, 2024	Six Months Ended June 30, 2024	December 31, 2024
Efficiency Ratio Adjusted for Merger-Related Costs			
Noninterest Expense (GAAP)	$ 8,382	$ 16,358	$ 36,281
Less: Merger-Related Costs	(357)	(357)	(2,423)
Adjusted Noninterest Expense (Non-GAAP)	$ 8,025	$ 16,001	$ 33,858
Net Interest Income	$ 9,103	$ 17,970	$ 39,470
Noninterest Income	1,670	3,369	7,285
Net Interest Income plus Noninterest Income	$ 10,773	$ 21,339	$ 46,755
Efficiency Ratio (GAAP)	77.81%	76.66%	77.60%
Adjusted Efficiency Ratio (Non-GAAP)	74.49%	74.98%	72.42%

Thank you for the opportunity to share the Skyline story.
We are happy to answer any questions you might have.

BLAKE EDWARDS
President and CEO
bedwards@skylinenationalbank.com
1.276.773.2811

Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

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